UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 4, 2010
Date of Report (Date of earliest event reported)
DIODES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	002-25577	95-2039518
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)

15660 Dallas Parkway, Suite 850
Dallas, Texas	75248
(Address of principal executive offices)	(Zip Code)
(972) 385-2810
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On June 4, 2010, Diodes Incorporated (the “Company”) issued a press release, announcing its expansion into a new semiconductor category with its first standard logic product family. A copy of the press release is attached as Exhibit 99.1 to this Report.
On June 8, 2010, the Company issued a press release to update its guidance for the second quarter of 2010. A copy of the press release is attached as Exhibit 99.2 to this Report.
On June 9, 2010, Dr. Keh-Shew Lu, the Company’s President and Chief Executive Officer, and Carl Wertz, the Company’s Vice President of Finance and Investor Relations, held a presentation at the UBS Global Technology and Services Conference. A copy of the presentation slides is attached as Exhibit 99.3 to this Report.
The information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.
In the presentation slides, attached as Exhibit 99.3, the Company utilized financial measures and terms not calculated in accordance with accounting principles generally accepted in the United States (“GAAP”) in order to provide stockholders with an alternative method for assessing its operating results in a manner that enables stockholders to more thoroughly evaluate its current performance as compared to past performance. The Company also believes these non-GAAP measures provide stockholders with a more informed baseline for modeling its future financial performance. The Company’s management uses these non-GAAP measures for the same purpose. The Company believes that its stockholders should have access to the same set of tools that it uses in analyzing its results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. See Exhibit 99.1 to the Company’s Form 8-K, filed on May 11, 2010, for definitions of the non-GAAP financial measures, together with an explanation of why management uses these measures and why management believes that these non-GAAP financial measures are useful to stockholders. In addition, in Exhibit 99.1 to the Company’s Form 8-K, filed on May 11, 2010, it has provided tables to reconcile the non-GAAP financial measures utilized to GAAP financial measures.
Cautionary Information Regarding Forward-Looking Statements
Except for the historical and factual information contained in the press release and presentation slides attached as Exhibit 99.2 and Exhibit 99.3, respectively, to this Report, the matters set forth in such press release and presentation slides are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including, but are not limited to, such factors as the Company’s business and growth strategy; the introduction and market reception to new product announcements; fluctuations in product demand and supply; prospects for the global economy; the Company’s ability to continue to introduce new products; the Company’s ability to maintain customer and vendor relationships; technological advancements; impact of competitive products and pricing; growth in targeted markets; successful integration of acquired companies and/or assets; the Company’s ability to successfully make additional acquisitions; risks of domestic and foreign operations; currency exchange rates; availability of tax credits; the Company’s ability to maintain its current growth strategy or continue to maintain its current performance and loadings in the manufacturing facilities; the global economic weakness may be more severe or last longer than the Company currently anticipates; and other information detailed from time to time in the Company’s filings with the United States Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of the press release and presentation slides. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description
99.1	Press release dated June 4, 2010
99.2	Press release dated June 8, 2010
99.3	Presentation slides for the presentation at the UBS Global Technology and Services Conference on June 9, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2010	DIODES INCORPORATED
	By	/s/ Richard D. White
RICHARD D. WHITE,
Chief Financial Officer